Exhibit 99.1

Pennsylvania Real Estate Investment Trust ®

Supplemental Financial and Operating Information
Quarter Ended September 30, 2013
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
September 30, 2013

Table of Contents
Introduction
Company Information	1
Market Capitalization and Capital Resources	2
Operating Results
Statement of Operations - Proportionate Consolidation Method - Quarters Ended September 30, 2013 and September 30, 2012	3
Statement of Operations - Proportionate Consolidation Method - Nine Months Ended September 30, 2013 and September 30, 2012	4
Statement of Net Operating Income - Quarters and Nine Months Ended September 30, 2013 and September 30, 2012	5
Computation of Earnings Per Share	6
Funds From Operations and Funds Available For Distribution - Quarters Ended September 30, 2013 and September 30, 2012	7
Funds From Operations and Funds Available For Distribution - Nine Months Ended September 30, 2013 and September 30, 2012	8
Operating Statistics
Leasing Activity Summary	9
Summarized Sales and Rent Per Square Foot and Occupancy Percentages	10
Mall Occupancy Percentage and Sales Per Square Foot	11
Strip and Power Center Occupancy Percentages	12
Top Twenty Tenants	13
Lease Expirations	14
Property Information	15
Department Store Lease Expirations	17
Balance Sheet
Condensed Balance Sheet - Proportionate Consolidation Method	19
Investment in Real Estate	20
Capital Expenditures	22
Debt Analysis	23
Debt Schedule	24
Selected Debt Ratios	25
Definitions	26
FORWARD-LOOKING STATEMENTS
This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views, achievements or results, about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, PREIT’s business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: PREIT’s substantial debt and stated value of preferred shares and our high leverage ratio; constraining leverage, interest and tangible net worth covenants under the 2010 Credit Facility; potential losses on impairment of certain long-lived assets, such as real estate, or intangible assets, such as goodwill; potential losses on impairment of assets that we might be required to record in connection with any dispositions of assets; recent changes to our corporate management team and any resulting modifications to our business strategies; PREIT’s ability to refinance its existing indebtedness when it matures, on favorable terms or at all; PREIT’s ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions; PREIT’s short- and long-term liquidity position; current economic conditions and their effect on employment and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties; the current economic conditions and their effect on employment, consumer confidence and spending and the corresponding effects on tenant business, performance, prospects, solvency and leasing decisions on our cash flows; general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment; changes in the retail industry, including consolidation and store closings, particularly among anchor tenants; the effects of online shopping and other uses of technology on our retail tenants; our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years; increases in operating costs that cannot be passed on to tenants; risks relating to development and redevelopment activities; concentration of our properties in the Mid-Atlantic region; changes in local market conditions such as the supply of or demand for retail space, or other competitive factors; potential dilution from any capital raising transactions; possible environmental liabilities; our ability to obtain insurance at a reasonable costs; and existence of complex regulations, including those relating to our status as a REIT, and the adverse consequences if we were to fail as a REIT. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth in press releases or other disclosures, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2012 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. As of September 30, 2013, the Company owns interests in 44 retail properties, 41 of which are operating retail properties and three are development properties. The 41 operating retail properties have a total of 30.7 million square feet and include 36 enclosed malls and five strip and power centers. The operating properties are located in 11 states in the eastern half of the United States, primarily in the Mid-Atlantic region. PREIT is headquartered in Philadelphia, Pennsylvania.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Vice President of Corporate Communications
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Barclays Capital	Ross Smotrich	(212) 526-2306

Citi Investment Research	Michael Bilerman	(212) 816-1383

Discern	David Wiggington	(646) 863-4177

Evercore Partners	Ben Yang	(415) 229-8070

Green Street Advisors	Cedrik Lachance	(949) 640-8780
	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Yasmine Kamaruddin	(212) 622-1041

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended September 30,		Year Ended December 31,
	2013	2012	2012	2011
TRADING INFORMATION
Common Shares
High Price per share	$22.19	$17.44	$17.90	$17.34
Low Price per share	$17.71	$13.86	$10.49	$6.50
Closing Share Price (at the end of period)	$18.70	$15.86	$17.64	$10.44
Series A Preferred Shares
High Price per share	$26.73	$27.33	$27.33	$—
Low Price per share	$24.95	$25.96	$24.95	$—
Closing Share Price (at the end of period)	$25.55	$26.37	$26.28	$—
Series B Preferred Shares
High Price per share	$26.02	$—	$25.54	$—
Low Price per share	$23.62	$—	$24.51	$—
Closing Share Price (at the end of period)	$24.00	$—	$25.27	$—
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	68,202	55,992	56,331	55,677
OP Units Outstanding	2,129	2,301	2,301	2,329
Total Common Shares and OP Units Outstanding	70,331	58,293	58,632	58,006
Equity Market Capitalization—Common Shares and OP Units	$1,315,192	$924,521	$1,034,273	$605,581
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	—
Series B Preferred Shares, Nominal Value	86,250	—	86,250	—
Total Equity Market Capitalization	$1,516,442	$1,039,521	$1,235,523	$605,581
DEBT CAPITALIZATION (1)
Secured Debt Balance (2)(3)	$1,737,387	$2,279,915	$2,101,769	$2,230,645
Unsecured Debt Balance (4)	90,000	—	—	136,900
Debt Capitalization	1,827,387	2,279,915	2,101,769	2,367,545
TOTAL MARKET CAPITALIZATION	$3,343,829	$3,319,436	$3,337,292	$2,973,126
Equity Capitalization/Total Market Capitalization	45.4%	31.3%	37.0%	20.4%
Debt Capitalization/Total Market Capitalization	54.6%	68.7%	63.0%	79.6%
Unsecured Debt Balance/Total Debt	4.9%	—%	—%	5.8%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	(6)	$—	$—	$0.37
Capital Gain Distributions (5)	(6)	—	—	0.01
Non-Dividend Distributions	(6)	0.16	0.63	0.22
Distributions per common share	$0.18	$0.16	$0.63	$0.60
Annualized Dividend Yield (7)	3.9%	4.0%	3.6%	5.7%
CAPITAL RESOURCES
Cash and Cash Equivalents	$30,585	$31,795	$38,873	$27,481
Revolving Facility	400,000	250,000	250,000	250,000
Amount Outstanding	(90,000)	(15,000)	—	(95,000)
Available Revolving Facility (8)	310,000	235,000	250,000	155,000
TOTAL	$340,585	$266,795	$288,873	$182,481
Shelf Registration	$568,750	$885,000	$798,750	$1,000,000

(1)	Amounts exclude debt discount on our Exchangeable Notes and debt premium on mortgage loans.

(2)	The secured debt balance includes $182,000 in Term Loans outstanding as of December 31, 2012 and $240,000 outstanding as of September 30, 2012 and December 31, 2011.

(3)	The secured debt balance includes Revolving Facility balances of $15,000 as of September 30, 2012 and $95,000 as of December 31, 2011.

(4)	The unsecured debt balance includes a Revolving Facility balance of $90,000 as of September 30, 2013 and Exchangeable Notes of $136,900 as of December 31, 2011.

(5)	Includes $.004 of unrecaptured Section 1250 gain as of December 31, 2011.

(6)	Tax status of 2013 dividend payments will be available in January 2014.

(7)	Based on closing share price at the end of the period.

(8)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. On April 17, 2013, the Company entered into the 2013 Revolving Facility.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters Ended September 30, 2013 and September 30, 2012
Proportionate Consolidation Method
(in thousands)

	Quarter Ended September 30, 2013				Quarter Ended September 30, 2012
	Continuing Operations				Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$70,646	$6,813	$1,184	$78,643	$67,951	$6,592	$5,473	$80,016
Expense reimbursements	33,517	2,843	215	36,575	30,959	2,729	1,334	35,022
Percentage rent	593	18	—	611	694	47	4	745
Lease termination revenue	336	10	—	346	279	—	60	339
Other real estate revenue	3,186	296	28	3,510	2,965	300	156	3,421
Total real estate revenue	108,278	9,980	1,427	119,685	102,848	9,668	7,027	119,543
Other income	3,208	—	—	3,208	2,608	—	—	2,608
Total revenue	111,486	9,980	1,427	122,893	105,456	9,668	7,027	122,151
EXPENSES:
Operating expenses:
CAM and real estate taxes	(36,938)	(2,169)	(198)	(39,305)	(33,755)	(2,083)	(2,679)	(38,517)
Utilities	(6,954)	(207)	(5)	(7,166)	(6,637)	(201)	(53)	(6,891)
Other operating expenses	(4,806)	(595)	(240)	(5,641)	(5,228)	(561)	(251)	(6,040)
Total operating expenses	(48,698)	(2,971)	(443)	(52,112)	(45,620)	(2,845)	(2,983)	(51,448)
Depreciation and amortization	(36,053)	(1,891)	(62)	(38,006)	(31,918)	(1,845)	(1,858)	(35,621)
Other expenses:
General and administrative expenses	(8,116)	—	—	(8,116)	(8,694)	—	—	(8,694)
Impairment of assets	(29,966)	—	—	(29,966)		—	—	—
Provision for employee separation expense	—	—	—	—	(4,958)	—	—	(4,958)
Project costs and other expenses	(462)	—	—	(462)	(380)	(1)	—	(381)
Total other expenses	(38,544)	—	—	(38,544)	(14,032)	(1)	—	(14,033)
Interest expense, net (2)	(23,477)	(2,773)	(494)	(26,744)	(29,996)	(2,813)	(1,101)	(33,910)
Total expenses	(146,772)	(7,635)	(999)	(155,406)	(121,566)	(7,504)	(5,942)	(135,012)
Loss before equity in income of partnerships, discontinued operations and gains on sales discontinued operations	(35,286)	2,345	428	(32,513)	(16,110)	2,164	1,085	(12,861)
Equity in income of partnerships	2,345	(2,345)	—	—	2,164	(2,164)	—	—
Loss from continuing operations	(32,941)	—	428	(32,513)	(13,946)	—	1,085	(12,861)
Discontinued operations:
Operating results from discontinued operations	428	—	(428)	—	1,085	—	(1,085)	—
Gains on sales of discontinued operations	45,097	—	—	45,097	—	—	—	—
Income from discontinued operations	45,525	—	(428)	45,097	1,085	—	(1,085)	—
Net income (loss)	12,584	—	—	12,584	(12,861)	—	—	(12,861)
Less: net (income) loss attributed to noncontrolling interest	(382)	—	—	(382)	508	—	—	508
Net income (loss) attributable to PREIT	$12,202	$—	$—	$12,202	$(12,353)	$—	$—	$(12,353)
Less: preferred share dividends	(3,962)	—	—	(3,962)	(2,372)	—	—	(2,372)
Net income (loss) attributable to PREIT common shareholders	$8,240	$—	$—	$8,240	$(14,725)	$—	$—	$(14,725)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $331 and $315 for the quarters ended September 30, 2013 and 2012, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Nine Months Ended September 30, 2013 and September 30, 2012
Proportionate Consolidation Method
(in thousands)

	Nine Months Ended September 30, 2013				Nine Months Ended September 30, 2012
	Continuing Operations				Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$209,990	$20,336	$5,026	$235,352	$201,340	$19,482	$16,527	$237,349
Expense reimbursements	95,704	8,361	973	105,038	91,280	7,955	3,951	103,186
Percentage rent	2,169	89	16	2,274	2,099	87	25	2,211
Lease termination revenue	579	27	35	641	1,691	58	75	1,824
Other real estate revenue	8,953	870	171	9,994	8,723	924	470	10,117
Total real estate revenue	317,395	29,683	6,221	353,299	305,133	28,506	21,048	354,687
Other income	5,491	—	—	5,491	4,254	—	—	4,254
Total revenue	322,886	29,683	6,221	358,790	309,387	28,506	21,048	358,941
EXPENSES:
Operating expenses:
CAM and real estate taxes	(107,426)	(6,518)	(1,547)	(115,491)	(100,557)	(6,094)	(8,026)	(114,677)
Utilities	(17,213)	(545)	(32)	(17,790)	(17,525)	(533)	(168)	(18,226)
Other operating expenses	(12,824)	(1,705)	(591)	(15,120)	(13,815)	(1,782)	(1,327)	(16,924)
Total operating expenses	(137,463)	(8,768)	(2,170)	(148,401)	(131,897)	(8,409)	(9,521)	(149,827)
Depreciation and amortization	(105,332)	(5,529)	(216)	(111,077)	(95,232)	(5,537)	(5,662)	(106,431)
Other expenses:
General and administrative expenses	(26,578)	—	—	(26,578)	(28,818)	—	—	(28,818)
Impairment of assets	(29,966)	—	—	(29,966)		—	—	—
Provision for employee separation expense	(2,314)	—	—	(2,314)	(5,754)	—	—	(5,754)
Project costs and other expenses	(862)	—	—	(862)	(777)	(1)	—	(778)
Total other expenses	(59,720)	—	—	(59,720)	(35,349)	(1)	—	(35,350)
Interest expense, net (2)	(78,503)	(8,305)	(1,753)	(88,561)	(91,531)	(8,449)	(3,031)	(103,011)
Total expenses	(381,018)	(22,602)	(4,139)	(407,759)	(354,009)	(22,396)	(18,214)	(394,619)
Loss before equity in income of partnerships, discontinued operations and gains on sales discontinued operations	(58,132)	7,081	2,082	(48,969)	(44,622)	6,110	2,834	(35,678)
Equity in income of partnerships	7,081	(7,081)	—	—	6,110	(6,110)	—	—
Loss from continuing operations	(51,051)	—	2,082	(48,969)	(38,512)	—	2,834	(35,678)
Discontinued operations:
Operating results from discontinued operations	2,082	—	(2,082)	—	2,834	—	(2,834)	—
Gains on sales of discontinued operations	78,351	—	—	78,351	—	—	—	—
Income from discontinued operations	80,433	—	(2,082)	78,351	2,834	—	(2,834)	—
Net income (loss)	29,382	—	—	29,382	(35,678)	—	—	(35,678)
Less: net (income) loss attributed to noncontrolling interest	(1,073)	—	—	(1,073)	1,440	—	—	1,440
Net income (loss) attributable to PREIT	$28,309	$—	$—	$28,309	$(34,238)	$—	$—	$(34,238)
Less: preferred share dividends	(11,886)	—	—	(11,886)	(4,217)	—	—	(4,217)
Net income (loss) attributable to PREIT common shareholders	$16,423	$—	$—	$16,423	$(38,455)	$—	$—	$(38,455)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $609 and $1,398 for the nine months ended September 30, 2013 and 2012, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Net Operating Income (1)
(in thousands)

	Quarter Ended September 30, 2013				Quarter Ended September 30, 2012
SAME STORE RETAIL/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$75,770	$1,391	$1,482	$78,643	$74,190	$—	$5,826	$80,016
Expense reimbursements	36,047	304	224	36,575	33,678	—	1,344	35,022
Percentage rent	611	—	—	611	741	—	4	745
Lease termination revenue	346	—	—	346	279	—	60	339
Other real estate revenue	3,361	1	148	3,510	3,144	—	277	3,421
TOTAL REAL ESTATE REVENUE	116,135	1,696	1,854	119,685	112,032	—	7,511	119,543
Operating expenses:
CAM and real estate taxes	(38,529)	(300)	(476)	(39,305)	(35,445)	—	(3,072)	(38,517)
Utilities	(6,920)	(242)	(4)	(7,166)	(6,838)	—	(53)	(6,891)
Other operating expenses	(5,370)	—	(271)	(5,641)	(5,775)	—	(265)	(6,040)
TOTAL OPERATING EXPENSES	(50,819)	(542)	(751)	(52,112)	(48,058)	—	(3,390)	(51,448)
NET OPERATING INCOME	$65,316	$1,154	$1,103	$67,573	$63,974	$—	$4,121	$68,095

	2013	% change 2012 to 2013	2012
Same store NOI variance
Same store NOI (2)	$65,316	2.1%	$63,974
Same store NOI excluding lease terminations	$64,970	2.0%	$63,695

	Nine Months Ended September 30, 2013				Nine Months Ended September 30, 2012
SAME STORE RETAIL/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$226,857	$2,551	$5,944	$235,352	$219,775	$—	$17,574	$237,349
Expense reimbursements	103,544	492	1,002	105,038	99,199	—	3,987	103,186
Percentage rent	2,258	—	16	2,274	2,186	—	25	2,211
Lease termination revenue	606	—	35	641	1,749	—	75	1,824
Other real estate revenue	9,461	1	532	9,994	9,279	—	838	10,117
TOTAL REAL ESTATE REVENUE	342,726	3,044	7,529	353,299	332,188	—	22,499	354,687
Operating expenses:
CAM and real estate taxes	(112,218)	(542)	(2,731)	(115,491)	(105,395)	—	(9,282)	(114,677)
Utilities	(17,404)	(355)	(31)	(17,790)	(18,058)	—	(168)	(18,226)
Other operating expenses	(14,443)	(36)	(641)	(15,120)	(15,519)	—	(1,405)	(16,924)
TOTAL OPERATING EXPENSES	(144,065)	(933)	(3,403)	(148,401)	(138,972)	—	(10,855)	(149,827)
NET OPERATING INCOME	$198,661	$2,111	$4,126	$204,898	$193,216	$—	$11,644	$204,860

	2013	% change 2012 to 2013	2012
Same store NOI variance
Same store NOI (2)	$198,661	2.8%	$193,216
Same store NOI excluding lease terminations	$198,055	3.4%	$191,467

(1)	PREIT's proportionate share of partnership operations is "grossed up" to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)	Same store NOI definition can be found on page 26.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Loss from continuing operations	$(32,941)	$(13,946)	$(51,051)	$(38,512)
Noncontrolling interest	992	551	1,656	1,552
Dividends on preferred shares	(3,962)	(2,372)	(11,886)	(4,217)
Dividends on unvested restricted shares	(108)	(132)	(319)	(321)
Loss from continuing operations used to calculate loss per share - basic and diluted	$(36,019)	$(15,899)	$(61,600)	$(41,498)

Income from discontinued operations	$45,525	$1,085	$80,433	$2,834
Noncontrolling interest	(1,374)	(43)	(2,729)	(112)
Income from discontinued operations used to calculate earnings per share - basic and diluted	$44,151	$1,042	$77,704	$2,722
Basic and diluted earnings (loss) per share
Loss from continuing operations	$(0.53)	$(0.29)	$(0.99)	$(0.75)
Income from discontinued operations	0.65	0.02	1.25	0.05
	$0.12	$(0.27)	$0.26	$(0.70)

Weighted average common shares outstanding	68,174	55,995	62,933	55,827
Weighted average unvested restricted shares	(595)	(805)	(603)	(746)
Weighted average shares outstanding - basic	67,579	55,190	62,330	55,081
Weighted average effect of common share equivalents (1)	—	—	—	—
Total weighted average shares outstanding - diluted	67,579	55,190	62,330	55,081

(1)
The Company had net losses from continuing operations for all periods presented. Therefore, the effect of common share equivalents of 825 and 982 for the quarters ended September 30, 2013 and 2012, respectively, and 851 and 1,017 for the nine months ended September 30, 2013 and 2012, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Quarter Ended September 30, 2013					Quarter Ended September 30, 2012
	Continuing Operations					Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$108,278	$9,980	$1,427	$119,685		$102,848	$9,668	$7,027	$119,543
Operating expenses	(48,698)	(2,971)	(443)	(52,112)		(45,620)	(2,845)	(2,983)	(51,448)
NET OPERATING INCOME	59,580	7,009	984	67,573		57,228	6,823	4,044	68,095
General and administrative expenses	(8,116)	—	—	(8,116)		(8,694)	—	—	(8,694)
Provision for employee separation expense	—	—	—	—		(4,958)	—	—	(4,958)
Other income	3,208	—	—	3,208		2,608	—	—	2,608
Project costs and other expenses	(462)	—	—	(462)		(380)	(1)	—	(381)
Interest expense, net	(23,477)	(2,773)	(494)	(26,744)		(29,996)	(2,813)	(1,101)	(33,910)
Depreciation on non real estate assets	(253)	—	—	(253)		(256)	—	—	(256)
Dividends on preferred shares	(3,962)	—	—	(3,962)		(2,372)	—	—	(2,372)
FFO	26,518	4,236	490	31,244		13,180	4,009	2,943	20,132
Depreciation on real estate assets	(35,800)	(1,891)	(62)	(37,753)		(31,662)	(1,845)	(1,858)	(35,365)
Equity in income of partnerships	2,345	(2,345)	—	—		2,164	(2,164)	—	—
Impairment of assets	(29,966)	—	—	(29,966)			—	—	—
Operating results from discontinued operations	428	—	(428)	—		1,085	—	(1,085)	—
Gains on sales of discontinued operations	45,097	—	—	45,097		—	—	—	—
Preferred share dividends	3,962	—	—	3,962		2,372	—	—	2,372
Net income (loss)	$12,584	$—	$—	$12,584		$(12,861)	$—	$—	$(12,861)
FFO	$26,518	$4,236	$490	$31,244		$13,180	$4,009	$2,943	$20,132
Provision for employee separation expenses	—	—	—	—		4,958	—	—	4,958
Accelerated amortization of deferred financing costs	50	—	—	50		—	—	—	—
Loss on hedge ineffectiveness	727	—	—	727		—	—	—	—
FFO AS ADJUSTED	$27,295	$4,236	$490	$32,021		$18,138	$4,009	$2,943	$25,090
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$27,295	$4,236	$490	$32,021		$18,138	$4,009	$2,943	$25,090
Adjustments:
Straight line rent	(287)	(41)	13	(315)		(994)	(14)	28	(980)
Recurring capital expenditures	(5,537)	(278)	—	(5,815)		(5,768)	(89)	(123)	(5,980)
Tenant allowances	(5,068)	(20)	—	(5,088)		(8,513)	(201)	(32)	(8,746)
Capitalized leasing costs	(1,180)	—	—	(1,180)		(1,636)	—	—	(1,636)
Amortization of mortgage loan premium	—	—	—	—		(112)	—	—	(112)
Amortization of above- and below-market lease intangibles	(296)	(21)	—	(317)		(51)	(30)	2	(79)
FAD	$14,927	$3,876	$503	$19,306		$1,064	$3,675	$2,818	$7,557
Weighted average number of shares outstanding				67,579					55,190
Weighted average effect of full conversion of OP Units				2,136					2,302
Effect of common share equivalents				825					982
Total weighted average shares outstanding, including OP Units				70,540					58,474
FFO PER DILUTED SHARE AND OP UNIT				$0.44					$0.34
FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$0.45					$0.43
FAD PER DILUTED SHARE AND OP UNIT				$0.27					$0.13
DIVIDEND PER COMMON SHARE				$0.18					$0.16
PAYOUT RATIOS
Payout ratio of FFO				37.6%	(1)				38.6%	(2)
Payout ratio of FFO as adjusted				35.1%	(1)				34.5%	(2)
Payout ratio of FAD				59.6%	(1)				69.3%	(2)

(1)	Twelve months ended September 30, 2013.

(2)	Twelve months ended September 30, 2012.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Nine Months Ended September 30, 2013					Nine Months Ended September 30, 2012
	Continuing Operations					Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$317,395	$29,683	$6,221	$353,299		$305,133	$28,506	$21,048	$354,687
Operating expenses	(137,463)	(8,768)	(2,170)	(148,401)		(131,897)	(8,409)	(9,521)	(149,827)
NET OPERATING INCOME	179,932	20,915	4,051	204,898		173,236	20,097	11,527	204,860
General and administrative expenses	(26,578)	—	—	(26,578)		(28,818)	—	—	(28,818)
Provision for employee separation expense	(2,314)	—	—	(2,314)		(5,754)	—	—	(5,754)
Other income	5,491	—	—	5,491		4,254	—	—	4,254
Project costs and other expenses	(862)	—	—	(862)		(777)	(1)	—	(778)
Interest expense, net	(78,503)	(8,305)	(1,753)	(88,561)		(91,531)	(8,449)	(3,031)	(103,011)
Depreciation on non real estate assets	(801)	—	—	(801)		(604)	—	—	(604)
Dividends on preferred shares	(11,886)	—	—	(11,886)		(4,217)	—	—	(4,217)
FFO	64,479	12,610	2,298	79,387		45,789	11,647	8,496	65,932
Depreciation on real estate assets	(104,531)	(5,529)	(216)	(110,276)		(94,628)	(5,537)	(5,662)	(105,827)
Equity in income of partnerships	7,081	(7,081)	—	—		6,110	(6,110)	—	—
Impairment of assets	(29,966)	—	—	(29,966)			—	—	—
Operating results from discontinued operations	2,082	—	(2,082)	—		2,834	—	(2,834)	—
Gains on sales of discontinued operations	78,351	—	—	78,351		—	—	—	—
Dividends on preferred shares	11,886	—	—	11,886		4,217	—	—	4,217
Net income (loss)	$29,382	$—	$—	$29,382		$(35,678)	$—	$—	$(35,678)
FFO	$64,479	$12,610	$2,298	$79,387		$45,789	$11,647	$8,496	$65,932
Provision for employee separation expenses	2,314	—	—	2,314		5,754	—	—	5,754
Loss on hedge ineffectiveness	3,409	—	—	3,409		—	—	—	—
Accelerated amortization of deferred financing costs	1,076	—	—	1,076		—	—	—	—
FFO AS ADJUSTED	$71,278	$12,610	$2,298	$86,186		$51,543	$11,647	$8,496	$71,686
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$71,278	$12,610	$2,298	$86,186		$51,543	$11,647	$8,496	$71,686
Adjustments:
Straight line rent	(1,081)	(113)	49	(1,145)		(1,387)	59	95	(1,233)
Recurring capital expenditures	(8,048)	(481)	—	(8,529)		(7,560)	(294)	(123)	(7,977)
Tenant allowances	(13,816)	(201)	—	(14,017)		(16,039)	(398)	(554)	(16,991)
Capitalized leasing costs	(3,902)	—	—	(3,902)		(4,137)	—	—	(4,137)
Amortization of mortgage loan premium	—	—	—	—		(282)	—	—	(282)
Amortization of above- and below-market lease intangibles	(676)	(72)	—	(748)		(197)	(94)	6	(285)
Amortization of exchangeable notes debt discount	—	—	—	—		849	—	—	849
FAD	$43,755	$11,743	$2,347	$57,845		$22,790	$10,920	$7,920	$41,630
Weighted average number of shares outstanding				62,330					55,081
Weighted average effect of full conversion of OP Units				2,215					2,313
Effect of common share equivalents				851					1,017
Total weighted average shares outstanding, including OP Units				65,396					58,411
FFO PER DILUTED SHARE AND OP UNIT				$1.21					$1.13
FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$1.32					$1.23
FAD PER DILUTED SHARE AND OP UNIT				$0.88					$0.71
DIVIDEND PER COMMON SHARE				$0.54					$0.47
PAYOUT RATIOS
Payout ratio of FFO				40.7%	(1)				37.3%	(2)
Payout ratio of FFO as adjusted				36.5%	(1)				33.3%	(2)
Payout ratio of FAD				62.5%	(1)				63.3%	(2)

(1)	Twelve months ended September 30, 2013.

(2)	Twelve months ended September 30, 2012.

Pennsylvania Real Estate Investment Trust
2013 Leasing Activity Summary

			Avg Gross Rent psf		Change in Gross Rent psf		Annualized Tenant Improvements psf (2)
	Number	GLA	Previous	New(1)	Dollar	%
New Leases: (3)
1st Quarter	33	95,895	N/A	$39.60	$39.60	N/A	$7.82
2nd Quarter (4)	53	144,481	N/A	39.73	39.73	N/A	7.36
3rd Quarter (5)	60	234,946	N/A	26.74	26.74	N/A	6.31
Total/Average	146	475,322	N/A	$33.28	$33.28	N/A	$6.93

Renewal - non-anchor tenants 10k sf and under: (6)
1st Quarter	73	216,780	$35.21	$36.93	$1.72	4.9%	$0.04
2nd Quarter	107	249,256	34.98	36.81	1.83	5.2%	—
3rd Quarter	63	184,923	34.06	36.28	2.22	6.5%	—
Total/Average	243	650,959	$34.80	$36.70	$1.90	5.5%	$0.01

Renewal - non-anchor tenants greater than 10k sf: (6)
1st Quarter	1	11,521	$7.49	$7.23	$(0.26)	(3.5)%	$—
2nd Quarter	1	20,308	7.60	15.43	7.83	103.0%	—
3rd Quarter	3	47,600	16.32	13.25	(3.07)	(18.8)%	—
Total/Average	5	79,429	$12.81	$12.93	$0.12	1.0%	$—

Anchor Renewal:
1st Quarter	1	83,835	$8.58	$9.10	$0.52	6.1%	$—
2nd Quarter	4	374,700	3.59	3.24	(0.35)	(9.7)%	—
3rd Quarter	8	666,739	4.64	4.84	0.20	4.3%	0.10
Total/Average	13	1,125,274	$4.58	$4.62	$0.04	0.9%	$0.06

(1)	New rent is the initial amount payable upon rent commencement.

(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(3)	This category includes newly constructed and recommissioned space.

(4)	Excluding tenants greater than 10k square feet, average gross rent per square foot for new leases was $51.11.

(5)	Excluding tenants greater than 10k square feet, average gross rent per square foot for new leases was $30.91.

(6)	This category includes expansions and lease extensions.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	September 30, 2013						September 30, 2012						Change
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor					Total	Non-Anchor				Total	Non-Anchor

Premier Malls	32.3%	$532	$66.09	12.9%	97.5%	96.2%	30.8%	$538	$63.34	12.2%	96.0%	94.1%	(1.1)%	4.4%	0.7%	1.5%	2.1%
Core Growth Malls	46.6%	$358	$42.04	12.7%	93.3%	90.4%	44.5%	$362	$41.60	12.7%	92.9%	89.5%	(1.1)%	1.1%	—%	0.4%	0.9%
Opportunistic Malls	10.8%	$265	$26.71	11.1%	90.8%	85.2%	10.4%	$273	$25.85	10.5%	92.1%	86.6%	(2.9)%	3.3%	0.6%	(1.3)%	(1.4)%
Non Core Malls	4.3%	$254	$26.37	11.5%	91.0%	85.7%	4.3%	$246	$29.37	11.5%	88.9%	81.4%	3.3%	(10.2)%	—%	2.1%	4.3%
Total Malls	93.9%	$381	$44.12	12.5%	93.4%	90.3%	90.0%	$384	$43.03	12.2%	92.9%	89.3%	(0.8)%	2.5%	0.3%	0.5%	1.0%
Strip and Power Centers	4.0%	N/A	$18.29	N/A	94.5%	92.5%	4.0%	N/A	$18.23	N/A	94.5%	92.5%	N/A	0.3%	N/A	—%	—%
Total Retail Properties	97.9%	N/A	$39.88	N/A	93.5%	90.6%	94.0%	N/A	$39.01	N/A	93.0%	89.6%	N/A	2.2%	N/A	0.5%	1.0%
Sold Properties (3)	2.0%	N/A	N/A	N/A	N/A	N/A	5.8%	N/A	$22.80	N/A	91.9%	83.8%	N/A	N/A	N/A	N/A	N/A
Other Properties	0.1%	N/A	N/A	N/A	N/A	N/A	0.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%		$39.88		93.5%	90.6%	100.0%		$37.59		92.9%	89.1%		6.1%		0.6%	1.5%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less. Average gross rent for strip and power centers includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $17.47 per square foot as of September 30, 2013 and $16.94 per square foot as of September 30, 2012.

(3)	Includes Christiana Center, Commons at Magnolia, Orlando Fashion Square, Paxton Towne Centre, and Phillipsburg Mall.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	September 30, 2013				September 30, 2012				Change
	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Occup. Cost Ratio (1)	Avg Comp Sales(1)	Total Occ %	Non Anchor Occup. %	Occup. Cost Ratio (1)	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Occup. Cost Ratio (1)
Premier Malls
Cherry Hill Mall	$629	94.4%	93.3%	14.4%	$639	92.6%	91.1%	12.8%	(1.6)%	1.8%	2.2%	1.6%
Lehigh Valley Mall	567	98.3%	97.2%	12.0%	585	97.4%	95.7%	11.2%	(3.1)%	0.9%	1.5%	0.8%
Woodland Mall	519	99.0%	99.0%	11.8%	529	98.2%	98.2%	11.9%	(1.9)%	0.8%	0.8%	(0.1)%
Jacksonville Mall	465	99.7%	99.3%	12.1%	504	99.6%	99.1%	10.8%	(7.7)%	0.1%	0.2%	1.3%
Willow Grove Park	440	98.1%	96.1%	14.0%	415	93.0%	87.8%	15.1%	6.0%	5.1%	8.3%	(1.1)%
Dartmouth Mall	439	96.7%	94.6%	11.1%	438	96.9%	95.0%	11.2%	0.2%	(0.2)%	(0.4)%	(0.1)%
Premier Malls Subtotal	$532	97.5%	96.2%	12.9%	$538	96.0%	94.1%	12.2%	(1.1)%	1.5%	2.1%	0.7%
Core Growth Malls
Springfield Mall	$403	92.9%	92.9%	14.1%	$383	89.0%	89.0%	14.4%	5.2%	3.9%	3.9%	(0.3)%
Wyoming Valley Mall	396	96.8%	90.8%	12.4%	382	97.3%	92.3%	11.9%	3.7%	(0.5)%	(1.5)%	0.5%
Patrick Henry Mall	391	95.7%	93.7%	14.3%	390	93.9%	88.1%	14.3%	0.3%	1.8%	5.6%	—%
The Mall at Prince Georges	390	95.9%	91.4%	14.5%	384	97.2%	94.2%	14.3%	1.6%	(1.3)%	(2.8)%	0.2%
Valley View Mall	382	97.1%	96.0%	12.0%	384	96.6%	95.3%	11.4%	(0.5)%	0.5%	0.7%	0.6%
Capital City Mall	381	97.0%	94.9%	12.1%	372	96.2%	93.5%	11.6%	2.4%	0.8%	1.4%	0.5%
Viewmont Mall	365	99.3%	98.1%	13.4%	377	98.7%	96.6%	12.6%	(3.2)%	0.6%	1.5%	0.8%
Francis Scott Key Mall	360	98.7%	97.8%	11.2%	347	97.1%	95.3%	11.5%	3.7%	1.6%	2.5%	(0.3)%
The Gallery at Market East	354	77.1%	78.7%	15.3%	381	71.9%	80.6%	14.4%	(7.1)%	5.2%	(1.9)%	0.9%
Valley Mall	350	95.4%	92.0%	11.4%	368	94.9%	91.3%	11.0%	(4.9)%	0.5%	0.7%	0.4%
Crossroads Mall	350	95.9%	91.1%	9.8%	366	96.1%	91.7%	9.4%	(4.4)%	(0.2)%	(0.6)%	0.4%
Moorestown Mall	348	87.3%	68.3%	14.3%	362	89.1%	72.8%	14.2%	(3.9)%	(1.8)%	(4.5)%	0.1%
Magnolia Mall	343	99.0%	97.7%	11.5%	340	98.8%	97.2%	12.3%	0.9%	0.2%	0.5%	(0.8)%
Plymouth Meeting Mall	332	90.1%	84.8%	10.0%	333	90.1%	84.9%	10.2%	(0.3)%	—%	(0.1)%	(0.2)%
Exton Square Mall	322	94.8%	88.0%	14.0%	339	92.9%	84.5%	13.7%	(5.0)%	1.9%	3.5%	0.3%
Logan Valley Mall	320	97.4%	93.9%	11.7%	323	96.3%	91.1%	13.9%	(0.9)%	1.1%	2.8%	(2.2)%
Cumberland Mall	320	94.9%	91.6%	13.2%	325	94.2%	90.5%	12.7%	(1.5)%	0.7%	1.1%	0.5%
Gadsden Mall	294	97.4%	93.5%	10.9%	330	94.0%	85.1%	9.7%	(10.9)%	3.4%	8.4%	1.2%
Core Growth Malls Subtotal	$358	93.3%	90.4%	12.7%	$362	92.9%	89.5%	12.7%	(1.1)%	0.4%	0.9%	—%
Opportunistic Malls
Palmer Park Mall	$299	92.3%	75.3%	11.0%	$299	94.9%	83.9%	11.8%	—%	(2.6)%	(8.6)%	(0.8)%
New River Valley Mall	278	88.0%	96.8%	10.9%	281	97.9%	96.5%	10.6%	(1.1)%	(9.9)%	0.3%	0.3%
Wiregrass Commons Mall	273	94.2%	91.6%	11.5%	286	93.4%	90.4%	10.2%	(4.5)%	0.8%	1.2%	1.3%
Washington Crown Center	273	85.8%	73.7%	10.6%	255	92.9%	86.8%	10.8%	7.1%	(7.1)%	(13.1)%	(0.2)%
Lycoming Mall	269	94.5%	89.5%	10.8%	273	96.9%	94.2%	10.1%	(1.5)%	(2.4)%	(4.7)%	0.7%
Uniontown Mall	267	96.4%	91.7%	11.1%	282	89.6%	84.7%	10.3%	(5.3)%	6.8%	7.0%	0.8%
Nittany Mall	240	94.6%	89.1%	11.4%	267	95.9%	91.6%	10.4%	(10.1)%	(1.3)%	(2.5)%	1.0%
Voorhees Town Center	216	71.9%	71.5%	11.0%	223	65.8%	65.4%	10.7%	(3.1)%	6.1%	6.1%	0.3%
Opportunistic Malls Subtotal	$265	90.8%	85.2%	11.1%	$273	92.1%	86.6%	10.5%	(2.9)%	(1.3)%	(1.4)%	0.6%
Non Core Malls
Beaver Valley Mall	$272	93.8%	86.5%	12.1%	$248	92.0%	83.0%	12.5%	9.7%	1.8%	3.5%	(0.4)%
North Hanover Mall	267	84.2%	86.8%	13.1%	263	84.6%	88.1%	11.9%	1.5%	(0.4)%	(1.3)%	1.2%
Chambersburg Mall	235	88.9%	76.2%	9.0%	228	88.5%	75.4%	9.3%	3.1%	0.4%	0.8%	(0.3)%
South Mall	231	94.3%	91.3%	11.8%	251	86.9%	80.0%	12.1%	(8.0)%	7.4%	11.3%	(0.3)%
Non Core Malls Subtotal	$254	91.0%	85.7%	11.5%	$246	88.9%	81.4%	11.5%	3.3%	2.1%	4.3%	—%
Same Store Malls weighted average	$381	93.4%	90.3%	12.5%	$384	92.9%	89.3%	12.2%	(0.8)%	0.5%	1.0%	0.3%
Sold Properties	N/A	N/A	N/A	N/A	$244	89.1%	76.2%	13.4%	N/A	N/A	N/A	N/A
Total Reported weighted average	$381	93.4%	90.3%	12.5%	$379	92.6%	88.5%	12.2%	0.5%	0.8%	1.8%	0.3%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust
Strip and Power Center Occupancy Percentages

	September 30, 2013		September 30, 2012		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Metroplex Shopping Center	98.5%	98.2%	100.0%	100.0%	(1.5)%	(1.8)%
The Court at Oxford Valley	88.5%	86.7%	88.6%	86.9%	(0.1)%	(0.2)%
Red Rose Commons	100.0%	100.0%	100.0%	100.0%	—%	—%
Springfield Park	98.2%	95.0%	90.0%	71.7%	8.2%	23.3%
Whitehall Mall	92.6%	84.9%	93.1%	85.7%	(0.5)%	(0.8)%
Strip and Power Center Weighted Average	94.5%	92.5%	94.5%	92.5%	—%	—%

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant (1)	Total Number of Locations	Percentage of Annualized Gross Rent (2)
Gap, Inc.	41	3.0%
Limited Brands, Inc.	70	2.8%
Foot Locker, Inc.	60	2.7%
J.C. Penney Company, Inc.	28	2.6%
American Eagle Outfitters, Inc.	40	2.6%
Sears Holding Corporation	26	2.0%
Signet Jewelers Limited	38	1.6%
Zale Corporation	66	1.4%
Commonwealth of Pennsylvania	2	1.4%
Luxottica Group S.p.A.	46	1.4%
Ascena Retail Group, Inc.	44	1.3%
Abercrombie & Fitch Co.	19	1.3%
Genesco, Inc.	58	1.3%
Macy's, Inc.	24	1.2%
Aeropostale, Inc.	39	1.2%
The Finish Line, Inc.	27	1.2%
The Children's Place Retail Stores, Inc.	27	1.1%
Shoe Show, Inc.	29	1.1%
Dick's Sporting Goods, Inc.	9	1.1%
Boscov's Department Store	8	1.1%
Total Top 20 Tenants	701	33.4%
Total Leases	2,908	100.00%

(1)	Tenant includes all brands and concepts of the tenant and includes stores that are PREIT owned and not PREIT owned.

(2)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of September 30, 2013
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2012 and Prior	164	490,014	4.3%	17,534	15,560	4.5%	$35.78
2013	95	243,183	2.1%	7,657	7,242	2.1%	31.49
2014	522	1,569,595	13.9%	48,347	46,501	13.6%	30.80
2015	392	1,548,892	13.7%	48,494	44,408	13.0%	31.31
2016	372	1,497,185	13.2%	53,035	48,057	14.1%	35.42
2017	304	1,067,941	9.4%	37,643	33,619	9.8%	35.25
2018	233	1,135,043	10.0%	37,499	33,872	9.9%	33.04
2019	162	821,523	7.3%	27,305	25,142	7.4%	33.24
2020	130	809,348	7.1%	24,131	22,608	6.6%	29.82
2021	122	526,941	4.7%	19,147	17,166	5.0%	36.34
2022	131	646,647	5.7%	21,558	19,176	5.6%	33.34
Thereafter	180	967,520	8.6%	32,053	28,688	8.4%	33.13
Total/Average	2,807	11,323,832	100.0%	374,403	342,039	100.0%	$33.06

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2014	7	673,521	6.3%	$2,607	$2,607	4.8%	$3.87
2015	13	1,266,889	11.9%	6,363	6,363	11.8%	5.02
2016	20	1,927,216	18.2%	7,848	7,848	14.5%	4.07
2017	11	1,398,035	13.2%	5,477	4,620	8.6%	3.92
2018	14	1,325,258	12.5%	5,959	5,959	11.0%	4.50
2019	15	1,582,695	14.9%	6,296	5,798	10.7%	3.98
2020	4	450,227	4.2%	1,267	1,267	2.3%	2.81
2021	4	481,791	4.5%	5,532	4,182	7.8%	11.48
2022	4	521,173	4.9%	2,645	2,645	4.9%	5.08
Thereafter	9	993,146	9.4%	12,765	12,765	23.6%	12.85
Total/Average	101	10,619,951	100.0%	$56,759	$54,054	100.0%	$5.34

(1)	Only includes owned space.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 411,563 square feet.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2013
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton(1)	Other(s)	Total	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Premier Malls
Cherry Hill Mall	NJ	100%	2003	1961/2009	138	—	—	—	—	—	—	138	305	174	—	—	—	—	479	204	439	47	1,307
Dartmouth Mall	MA	100%	1997	1971/2000	—	—	100	108	—	—	—	208	140	—	—	—	—	—	140	142	162	17	669
Jacksonville Mall	NC	100%	2003	1981/2008	—	—	52	117	—	—	73	242	—	—	—	—	—	—	—	99	147	1	489
Lehigh Valley Mall	PA	50%	1973	1977/2007	—	212	—	—	165	—	—	377	—	207	—	—	—	—	207	183	386	16	1,169
Willow Grove Park	PA	100%	2000-03	1982/2001	40	225	125	—	—	—	—	390	237	—	176	—	—	—	413	67	278	14	1,162
Woodland Mall	MI	100%	2005	1968/1998	—	—	—	—	—	—	—	—	157	255	313	—	—	—	725	147	275	4	1,151
Total Premier Malls					178	437	277	225	165	—	73	1,355	839	636	489	—	—	—	1,964	842	1,687	99	5,947
Core Growth Malls
Capital City Mall	PA	100%	2003	1974/2005	—	—	103	101	—	—	—	204	120	—	—	—	—	—	120	81	195	15	615
Crossroads Mall	WV	100%	2003	1981	—	—	90	87	—	—	78	255	—	—	—	—	—	—	—	74	127	19	475
Cumberland Mall	NJ	100%	2005	1973/2003	—	—	51	—	—	—	213	264	—	—	—	155	—	118	273	210	160	34	941
Exton Square Mall	PA	100%	2003	1973/2000	—	—	118	144	178	—	—	440	181	—	96	—	—	—	277	27	271	41	1,056
Francis Scott Key Mall	MD	100%	2003	1978/1991	—	—	101	121	—	—	—	222	139	—	—	—	—	—	139	141	202	8	712
Gadsden Mall	AL	100%	2005	1974/1990	—	—	88	112	—	—	101	301	—	—	—	—	—	—	—	91	97	13	502
The Gallery at Market East (2)	PA	100%	2003	1977/1990	—	—	—	133	—	—	621	754	—	—	—	—	—	—	—	119	224	327	1,424
Logan Valley Mall	PA	100%	2003	1960/1997	—	150	146	159	—	—	—	455	—	—	—	—	—	—	—	59	248	20	782
Magnolia Mall	SC	100%	1997	1979/2007	—	—	104	91	—	—	148	343	—	—	—	—	—	—	—	99	172	7	621
Moorestown Mall	NJ	100%	2003	1963/2008	—	—	—	206	203	—	—	409	200	—	—	—	—	121	321	15	170	86	1,001
Patrick Henry Mall	VA	100%	2003	1988/2005	—	—	85	—	—	—	50	135	140	—	—	—	—	145	285	38	239	19	716
Plymouth Meeting Mall	PA	100%	2003	1966/2009	—	—	—	—	189	—	65	254	215	—	—	—	—	—	215	198	208	73	948
The Mall at Prince Georges	MD	100%	1998	1959/2004	—	196	149	—	—	—	135	480	—	—	—	—	—	—	—	127	274	37	918
Springfield Mall	PA	50%	2005	1974/1997	—	—	—	—	—	—	—	—	192	—	—	—	—	196	388	10	197	16	611
Valley Mall	MD	100%	2003	1974/1999	—	—	157	—	—	123	—	280	120	—	123	—	—	—	243	115	245	31	914
Valley View Mall	WI	100%	2003	1980/2001	—	—	96	—	—	—	—	96	100	—	113	—	42	—	255	74	171	10	606
Viewmont Mall	PA	100%	2003	1968/2006	—	—	193	193	—	—	—	386	140	—	—	—	—	—	140	83	154	5	768
Wyoming Valley Mall	PA	100%	2003	1971/2006	—	146	173	118	—	155	—	592	—	—	—	—	—	—	—	104	185	29	910
Core Growth Malls					—	492	1,654	1,465	570	278	1,411	5,870	1,547	—	332	155	42	580	2,656	1,665	3,539	790	14,520
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2013 (continued)
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton(1)	Other(s)	Total	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Opportunistic Malls
Lycoming Mall	PA	100%	2003	1978/2007	—	—	62	130	—	60	81	333	120	—	—	—	—	—	120	150	173	38	814
New River Valley Mall	VA	100%	2003	1988/2007	—	—	50	—	—	—	88	138	—	—	—	—	—	—	—	145	124	56	463
Nittany Mall	PA	100%	2003	1968/1990	—	—	63	98	—	61	—	222	95	—	—	—	—	—	95	13	180	23	533
Palmer Park Mall	PA	100%	1972/2003	1972/1998	—	—	—	—	192	122	—	314	—	—	—	—	—	—	—	—	108	36	458
Uniontown Mall	PA	100%	2003	1972/1990	—	—	63	100	—	80	148	391	—	—	—	—	—	—	—	102	181	25	699
Voorhees Town Center	NJ	100%	2003	1970/2007	—	—	—	—	4	—	—	4	224	—	—	173	—	24	421	68	152	87	732
Washington Crown Center	PA	100%	2003	1969/1999	—	—	—	83	—	78	84	245	140	—	—	—	—	—	140	64	149	76	674
Wiregrass Commons Mall	AL	100%	2003	1986/2008	—	—	—	—	—	—	95	95	—	84	—	—	—	248	332	10	182	17	636
Opportunistic Malls					—	—	238	411	196	401	496	1,742	579	84	—	173	—	272	1,108	552	1,249	358	5,009
Non Core Malls
Beaver Valley Mall	PA	100%	2002	1970/1991	—	—	126	191	194	—	—	511	205	—	—	—	—	—	205	175	204	59	1,154
Chambersburg Mall	PA	100%	2003	1982	—	—	61	56	—	55	70	242	—	—	—	—	—	—	—	20	142	51	455
North Hanover Mall	PA	100%	2003	1967/1999	—	—	99	104	—	—	51	254	—	—	—	—	—	—	—	21	106	72	453
South Mall	PA	100%	2003	1975/1992	—	—	—	—	—	102	38	140	—	—	—	—	—	—	—	149	94	23	406
Non Core Malls					—	—	286	351	194	157	159	1,147	205	—	—	—	—	—	205	365	546	205	2,468
Strip and Power Centers
Metroplex Shopping Center	PA	50%	1999	2001	—	—	—	—	—	—	67	67	—	—	—	—	—	301	301	354	49	7	778
The Court at Oxford Valley	PA	50%	1997	1996	—	—	—	—	—	—	60	60	—	—	—	—	—	247	247	290	54	53	704
Red Rose Commons	PA	50%	1998	1998	—	—	—	—	—	—	—	—	—	—	—	—	—	200	200	248	15	—	463
Springfield Park	PA	50%	1997/1998	1997/1998	—	—	—	—	—	—	83	83	—	—	—	—	—	146	146	21	22	2	274
Whitehall Mall	PA	50%	1964	1964/1998	—	—	—	213	—	—	82	295	—	—	—	—	—	—	—	196	41	42	574
Strip and Power Centers					—	—	—	213	—	—	292	505	—	—	—	—	—	894	894	1,109	181	104	2,793
Portfolio Totals					178	929	2,455	2,665	1,125	836	2,431	10,619	3,170	720	821	328	42	1,746	6,827	4,533	7,202	1,556	30,737

(1)	Does not include The Bon-Ton store located at Westgate.

(2)	Includes 907 Market Street, which was acquired in April 2013.

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of September 30, 2013

	Department Store Tenants
Properties	Belk	Bon-Ton (1)	Boscov’s	Burlington Coat Factory	Dillard’s	jcpenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Premier Malls
Cherry Hill Mall	—	—	—	—	—	(2)	—	—	(2)	2025	—	—
Dartmouth Mall	—	—	—	—	—	2019	—	—	(2)	—	2016	—
Jacksonville Mall	2016	—	—	—	—	2015	—	—	—	—	2016	—
Lehigh Valley Mall	—	—	2017	—	—	(2)	—	—	2017	—	—	—
Willow Grove Park (3)	—	—	—	—	—	2032	—	—	2022, (2)	2022	(2)	—
Woodland Mall	—	—	—	—	—	(2)	(2)	—	(2)	—	(2)	—

Core Growth Malls
Capital City Mall	—	—	—	—	—	2015	—	—	(2)	—	2014	—
Crossroads Mall	2014	—	—	—	—	2016	—	—	—	—	2016	—
Cumberland Mall	—	—	(2)	2019	—	2018	—	—	—	—	—	—
Exton Square Mall (4)	—	—	2019	—	—	2020	—	—	(2)	—	2019, (2)	—
Francis Scott Key Mall	—	—	—	—	—	2016	—	—	(2)	—	2018	—
Gadsden Mall	2019	—	—	—	—	2028	—	—	—	—	2019	—
The Gallery at Market East (5)	—	—	—	2032	—	—	—	—	—	—	2014	—
Logan Valley Mall	—	—	—	—	—	2017	—	—	2020	—	2016	—
Magnolia Mall	2016	—	—	—	—	2017	—	—	—	—	2014	—
Moorestown Mall	—	—	2015	—	—	—	—	(2)	(2)	—	2022	—
Patrick Henry Mall	—	—	—	—	(2)	2015	—	—	(2)	—	—	—
Plymouth Meeting Mall	—	—	2016	—	—	—	—	—	(2)	—	—	—
The Mall at Prince Georges	—	—	—	—	—	2016	—	—	2018	—	—	2019
Springfield Mall	—	—	—	—	—	—	—	—	(2)	—	—	(2)
Valley Mall	—	2019	—	—	—	2014	—	—	(2)	—	(2)	—
Valley View Mall	—	(2)	—	—	—	2015	—	—	(2)	—	(2)	—
Viewmont Mall	—	—	—	—	—	2015	—	—	(2)	—	2015	—
Wyoming Valley Mall	—	2017	—	—	—	2017	—	—	2017	—	2016	—

(continued on next page)

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of September 30, 2013 (continued)

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory	Dillard’s	jcpenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Opportunistic Malls
Lycoming Mall	—	2016	—	2019	—	2015	—	—	(2)	—	2018	—
New River Valley Mall (6)	2020	—	—	—	—	2018	—	—	—	—	—	—
Nittany Mall	—	2018	—	—	—	2015	—	—	(2)	—	2015	—
Palmer Park Mall	—	2019	2018	—	—	—	—	—	—	—	—	—
Uniontown Mall	—	2016	—	2019	—	2015	—	—	—	—	2018	—
Voorhees Town Center	—	—	(2)	—	—	—	—	—	(2)	—	—	—
Washington Crown Center	—	2018	—	—	—	—	—	—	(2)	—	2019	—
Wiregrass Commons Mall	(2)	—	—	2020	(2)	(2)	—	—	—	—	—	—

Non Core Malls
Beaver Valley Mall	—	—	2018	—	—	2017	—	—	(2)	—	2016	—
Chambersburg Mall	—	2016	—	2019	—	2017	—	—	—	—	2015	—
North Hanover Mall	—	—	—	—	—	2027	—	—	—	—	2014	—
South Mall	—	2016	—	—	—	—	—	—	—	—	—	—

Strip and Power Centers
Metroplex Shopping Center	—	—	—	—	—	—	—	—	—	—	—	(2)
The Court at Oxford Valley	—	—	—	—	—	—	—	—	—	—	—	—
Red Rose Commons	—	—	—	—	—	—	—	—	—	—	—	—
Springfield Park	—	—	—	—	—	—	—	—	—	—	—	(2)
Whitehall Mall	—	—	—	—	—	—	2017	—	—	—	2021	—
Total PREIT Owned Department Stores	5	9	6	6	—	24	1	—	5	2	21	1
Total Non-PREIT Owned Department Stores	1	1	2	—	2	4	1	1	19	—	5	4

(1)	Total PREIT owned department stores does not include The Bon-Ton store located at Westgate.

(2)	Department store is not PREIT owned.

(3)	The property has a Macy’s that is PREIT owned and a Bloomingdale’s that is not PREIT owned.

(4)	The property has a Sears that is PREIT owned and a K-Mart that is not PREIT owned.

(5)	Includes K-Mart located at 907 Market Street, which was acquired in April 2013.

(6)	Sears at this property closed July 15.

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
Proportionate Consolidation Method (1)
(in thousands, except per share amounts)

	September 30, 2013			December 31, 2012
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,422,311	$217,503	$3,639,814	$3,395,681	$216,939	$3,612,620
Construction in progress	88,390	1,093	89,483	68,619	811	69,430
Land held for development	10,450	—	10,450	13,240	—	13,240
Total investments in real estate	3,521,151	218,596	3,739,747	3,477,540	217,750	3,695,290
Accumulated depreciation	(993,735)	(84,780)	(1,078,515)	(907,928)	(80,112)	(988,040)
Net investments in real estate	2,527,416	133,816	2,661,232	2,569,612	137,638	2,707,250
Investments in partnerships, at equity	15,615	(15,615)	—	14,855	(14,855)	—
Other assets:
Cash and cash equivalents	24,893	5,692	30,585	33,990	4,883	38,873
Rent and other receivables (2)	35,535	1,908	37,443	38,473	1,824	40,297
Intangible assets, net	9,447	78	9,525	8,673	108	8,781
Deferred costs and other assets, net	100,223	15,287	115,510	97,399	15,585	112,984
Assets held for sale	—	—	—	114,622	—	114,622
Total assets	$2,713,129	$141,166	$2,854,295	$2,877,624	$145,183	$3,022,807
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,538,102	$199,285	$1,737,387	$1,718,052	$201,717	$1,919,769
Term Loans	—	—	—	182,000	—	182,000
Revolving Facility	90,000	—	90,000	—	—	—
Tenants’ deposits and deferred rent	15,411	3,301	18,712	14,862	4,027	18,889
Distributions in excess of partnership investments	64,187	(64,187)	—	64,874	(64,874)	—
Fair value of derivative instruments	1,387	—	1,387	9,742	—	9,742
Liabilities related to assets held for sale	—	—	—	102,417	—	102,417
Other liabilities	72,315	2,767	75,082	72,448	4,313	76,761
Total liabilities	1,781,402	141,166	1,922,568	2,164,395	145,183	2,309,578
Equity:
Total equity	931,727	—	931,727	713,229	—	713,229
Total liabilities and equity	$2,713,129	$141,166	$2,854,295	$2,877,624	$145,183	$3,022,807

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)
Total includes straight line rent of $28.6 million ($26.4 million consolidated, $2.2 million unconsolidated) as of September 30, 2013 and $27.5 million ($25.2 million consolidated, $2.3 million unconsolidated) as of December 31, 2012.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1)
(in thousands)

	September 30, 2013				December 31, 2012
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$70,849	$—	$26,606	$44,243	$70,831	$—	$24,292	$46,539
Capital City Mall	98,650	—	30,498	68,152	96,517	1,041	27,761	69,797
Chambersburg Mall (2)	10,526	—	4,109	6,417	38,432	—	9,890	28,542
Cherry Hill Mall	460,097	50	134,260	325,887	457,756	30	117,401	340,385
Crossroads Mall	46,310	333	12,498	34,145	45,719	264	11,192	34,791
Cumberland Mall	66,396	—	14,695	51,701	65,054	—	13,005	52,049
Dartmouth Mall	63,943	—	30,858	33,085	62,841	—	29,459	33,382
Exton Square Mall	151,165	2,403	36,296	117,272	150,680	129	33,389	117,420
Francis Scott Key Mall	80,138	597	24,308	56,427	79,417	92	22,075	57,434
Gadsden Mall	62,512	—	13,867	48,645	63,295	—	13,474	49,821
The Gallery at Market East	242,926	8,632	43,448	208,110	183,572	5,742	35,470	153,844
Jacksonville Mall	81,807	—	23,578	58,229	81,390	—	21,399	59,991
Logan Valley Mall	97,794	—	28,848	68,946	97,679	—	27,029	70,650
Lycoming Mall	78,535	—	23,095	55,440	78,099	—	21,033	57,066
Magnolia Mall	91,665	—	32,935	58,730	88,976	59	30,183	58,852
Moorestown Mall	93,787	18,139	32,736	79,190	93,454	2,943	30,495	65,902
New River Valley Mall	58,972	—	23,623	35,349	58,804	—	21,249	37,555
Nittany Mall	44,456	—	12,632	31,824	44,432	—	11,644	32,788
North Hanover Mall (3)	22,846	8	6,413	16,441	29,973	14	6,305	23,682
Palmer Park Mall	34,587	—	14,124	20,463	34,536	—	13,562	20,974
Patrick Henry Mall	144,185	—	46,655	97,530	143,422	—	42,453	100,969
Plymouth Meeting Mall	166,608	522	45,736	121,394	165,178	76	39,975	125,279
The Mall at Prince Georges	102,669	1,512	42,274	61,907	102,213	—	39,603	62,610
South Mall	36,042	—	8,480	27,562	35,924	—	7,796	28,128
Uniontown Mall	42,359	—	13,869	28,490	42,173	—	12,652	29,521
Valley Mall	97,477	—	28,223	69,254	95,160	—	26,094	69,066
Valley View Mall	69,393	—	17,753	51,640	68,486	—	16,242	52,244
Viewmont Mall	91,982	—	25,576	66,406	91,851	—	23,268	68,583
Voorhees Town Center	84,804	41	27,016	57,829	91,495	1,447	22,568	70,374
Washington Crown Center	41,458	2,152	15,011	28,599	40,802	29	14,359	26,472
Willow Grove Park	231,032	(15)	63,220	167,797	230,195	5	57,502	172,698
Wiregrass Commons Mall	54,128	—	14,233	39,895	53,897	—	12,693	41,204
Woodland Mall	191,013	—	43,272	147,741	188,121	—	38,681	149,440
Wyoming Valley Mall	109,685	—	32,962	76,723	109,288	—	30,018	79,270
Total Consolidated Malls	3,420,796	34,374	993,707	2,461,463	3,379,662	11,871	904,211	2,487,322
Unconsolidated Malls
Lehigh Valley Mall	45,641	255	21,564	24,332	45,483	32	20,484	25,031
Springfield Mall	56,920	6	14,780	42,146	56,766	6	13,526	43,246
Total Unconsolidated Malls	102,561	261	36,344	66,478	102,249	38	34,010	68,277
TOTAL MALLS	$3,523,357	$34,635	$1,030,051	$2,527,941	$3,481,911	$11,909	$938,221	$2,555,599
(continued on next page)

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1) (continued)
(in thousands)

	September 30, 2013				December 31, 2012
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
The Commons at Magnolia	$—	$—	$—	$—	$12,441	$—	$3,693	$8,748
Monroe Marketplace (4)	1,515	—	28	1,487	3,578	—	24	3,554
Total Consolidated Strip and Power Centers	1,515	—	28	1,487	16,019	—	3,717	12,302
Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,890	—	20,113	22,777	42,890	—	18,911	23,979
The Court at Oxford Valley	28,344	62	10,163	18,243	27,953	4	9,747	18,210
Red Rose Commons	13,617	1	4,920	8,698	13,617	1	4,652	8,966
Springfield Park	7,196	—	1,950	5,246	7,195	—	1,837	5,358
Whitehall Mall	16,645	—	9,420	7,225	16,785	7	9,243	7,549
Total Unconsolidated Strip and Power Centers	108,692	63	46,566	62,189	108,440	12	44,390	64,062
TOTAL STRIP AND POWER CENTERS	$110,207	$63	$46,594	$63,676	$124,459	$12	$48,107	$76,364
Consolidated Properties Under Development
Springhills	$—	$19,230	$—	$19,230	$—	$21,961	$—	$21,961
White Clay Point	—	34,786	—	34,786	—	34,787	—	34,787
Total Consolidated Properties Under Development	—	54,016	—	54,016	—	56,748	—	56,748
Unconsolidated Properties Under Development
Pavilion at Market East	6,250	769	1,870	5,149	6,250	761	1,712	5,299
Total Unconsolidated Properties Under Development	6,250	769	1,870	5,149	6,250	761	1,712	5,299
Other Properties
Land held for development - consolidated (5)	10,450	—	—	10,450	13,240	—	—	13,240
Total Other Properties	10,450	—	—	10,450	13,240	—	—	13,240
TOTAL DEVELOPMENT AND OTHER	$16,700	$54,785	$1,870	$69,615	$19,490	$57,509	$1,712	$75,287
TOTAL INVESTMENT IN REAL ESTATE	$3,650,264	$89,483	$1,078,515	$2,661,232	$3,625,860	$69,430	$988,040	$2,707,250
CONSOLIDATED PROPERTIES	$3,432,761	$88,390	$993,735	$2,527,416	$3,408,921	$68,619	$907,928	$2,569,612
UNCONSOLIDATED PROPERTIES	217,503	1,093	84,780	133,816	216,939	811	80,112	137,638
TOTAL INVESTMENT IN REAL ESTATE	$3,650,264	$89,483	$1,078,515	$2,661,232	$3,625,860	$69,430	$988,040	$2,707,250

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Reflects impairment of $21.5 million recorded in the 3rd Quarter of 2013.

(3)	Reflects impairment of $6.3 million recorded in the 3rd Quarter of 2013.

(4)	Consists of two parcels remaining after sale of the property in 2010.

(5)	Reflects impairment of $2.2 million recorded in the 3rd Quarter of 2013.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended September 30, 2013				Nine Months Ended September 30, 2013
	Consolidated	Unconsolidated	Discontinued Operations	Total	Consolidated	Unconsolidated	Discontinued Operations	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$16,264	$103	$—	$16,367	$28,644	$446	$—	$29,090
New development projects	—	—	—	—	—	7	—	7
Tenant allowances	5,068	20	—	5,088	13,816	201	—	14,017
Recurring capital expenditures:
CAM expenditures	4,527	278	—	4,805	6,359	481	—	6,840
Non-CAM expenditures	1,010	—	—	1,010	1,689	—	—	1,689
Total recurring capital expenditures	5,537	278	—	5,815	8,048	481	—	8,529
Total	$26,869	$401	$—	$27,270	$50,508	$1,135	$—	$51,643

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of September 30, 2013
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable	$1,485,741	81.3%	$52,361	2.9%	$1,538,102	84.2%
Unconsolidated mortgage loans payable	195,630	10.7%	3,655	0.2%	199,285	10.9%
2013 Credit Facility	—	—%	90,000	4.9%	90,000	4.9%
TOTAL OUTSTANDING DEBT	$1,681,371	92.0%	$146,016	8.0%	$1,827,387	100.0%
AVERAGE STATED INTEREST RATE	5.25%		2.05%		4.99%

(1)	Includes variable rate debt swapped to fixed rate debt.

		Average Debt Balance
		Mortgage Debt (1)	2013 Revolving Facility	TOTAL
Beginning Balance	6/30/2013	$1,868,631	$35,000	$1,903,631
Mortgage loan amortization		(5,059)	—	(5,059)
Logan Valley Mall paydown		(12,000)	—	(12,000)
Wyoming Valley Mall repayment		(65,000)	—	(65,000)
Christiana Center mortgage assumption		(49,185)	—	(49,185)
2013 Revolving Facility, net		—	55,000	55,000
Ending Balance	9/30/2013	$1,737,387	$90,000	$1,827,387
Weighted Average Balance		$1,841,810	$58,315	$1,900,125

(1)	Includes principal amortization of mortgage loans from a property classified as held for sale.

	Debt Maturities (1)
Year	Scheduled Amortization	Mortgage Balance at Maturity	2013 Revolving Facility	Total Debt
2013	$5,082	$—	$—	$5,082
2014 (2)	21,181	117,733	—	138,914
2015	24,825	306,019	—	330,844
2016	15,117	243,745	90,000	348,862
2017	14,339	153,283	—	167,622
2018	13,985	145,677	—	159,662
Thereafter	47,674	628,727	—	676,401
	$142,203	$1,595,184	$90,000	$1,827,387

(1)
The weighted average period to mortgage maturity is 5.41 years, excluding extension options. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

(2)	The mortgage balance at maturity for this year includes the amounts due for Exton Square Mall which was repaid in full in October 2013.

Weighted Average Mortgage Interest Rates
Year	Balance	Interest Rate
2014	117,933	5.24%
2015	322,095	5.69%
2016	256,275	5.30%
2017	153,655	5.45%
Thereafter	887,429	4.85%
Total	$1,737,387	5.15%

Pennsylvania Real Estate Investment Trust
Debt Schedule as of September 30, 2013
(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Mortgage Loans
Exton Square Mall (2)	$66,933	7.50%	$5,873	$66,733	Jan 2014	Jan 2014
Springfield East (3)	2,142	5.39%	92	2,061	Mar 2015	Mar 2020
Springfield Park (3)	2,515	5.39%	108	2,419	Mar 2015	Mar 2020
Magnolia Mall	57,375	5.33%	4,413	54,965	July 2015	July 2015
Patrick Henry Mall	87,834	6.34%	7,743	83,210	Oct 2015	Oct 2015
Springfield Mall (3)	32,037	4.77%	2,118	30,740	Nov 2015	Nov 2015
Willow Grove Park	140,192	5.65%	11,083	132,624	Dec 2015	Dec 2015
Valley Mall	82,885	5.49%	5,014	78,996	Mar 2016	Mar 2016
Woodland Mall	147,029	5.58%	10,760	140,484	Apr 2016	Apr 2016
801 Market Street (3)	25,000	3.20%	1,554	24,265	July 2016	July 2018
The Mall at Prince Georges	150,000	5.51%	8,269	150,000	June 2017	June 2017
Francis Scott Key Mall (3)	62,625	5.26%	3,297	62,625	Mar 2018	Mar 2018
Viewmont Mall (3)	48,000	5.50%	2,638	48,000	Mar 2018	Mar 2018
Lycoming Mall	35,075	3.72%	3,001	30,907	Mar 2018	Mar 2018
Whitehall Mall	5,359	7.00%	574	4,145	Nov 2018	Nov 2018
New River Valley Mall (3)(4)	28,050	4.38%	1,229	28,050	Jan 2019	Jan 2019
Valley View Mall	30,762	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	67,030	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	14,498	5.14%	978	12,379	July 2021	July 2021
The Court at Oxford Valley	29,565	5.56%	2,058	25,782	July 2021	July 2021
Capital City Mall	64,442	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	50,770	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	300,000	3.90%	11,700	252,568	Sept 2022	Sept 2022
Dartmouth Mall	66,534	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center	42,484	5.00%	2,818	33,978	Oct 2023	Oct 2023
Beaver Valley Mall (5)	42,235	9.36%	3,972	44,118	Apr 2032	Apr 2032
Total Fixed Rate Mortgage Loans	1,681,371	5.25%	108,191	1,540,901
Variable Rate Mortgage Loans
Logan Valley Mall	$51,000	2.28%	$1,164	$51,000	Sept 2014	Sept 2015
801 Market Street	1,361	2.28%	—	—	July 2016	July 2018
Pavilion East Associates	3,655	2.94%	253	3,283	Aug 2017	Aug 2017
Total Variable Rate Mortgage Loans	56,016	2.32%	1,417	54,283
Total Mortgage Loans	$1,737,387	5.15%	$109,608	$1,595,184
CONSOLIDATED MORTGAGE LOANS	$1,538,102	5.12%	$95,637	$1,421,878
UNCONSOLIDATED MORTGAGE LOANS	199,285	5.38%	13,971	173,306
2013 REVOLVING FACILITY	90,000	1.88%	1,694	90,000	Apr 2016	Apr 2018
Total	$1,827,387	4.99%	$111,302	$1,685,184
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.17%	—	—
EFFECTIVE INTEREST RATE	$1,827,387	5.16%	$111,302	$1,685,184

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	The mortgage loan on this property was repaid in full in October 2013, using $60.0 million from our Credit Facility and $6.9 million from available working capital.

(3)	All or a portion of the mortgage loan has been effectively swapped to the fixed interest rate presented.

(4)	Payments are of interest only until 2017, then principal and interest at a rate to be determined.

(5)	This mortgage loan has passed its Anticipated Repayment Date. The final maturity date is April 2032.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

September 30, 2013
Consolidated Liabilities to Gross Asset Value	48.73%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	44.24%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	1.76
Adjusted EBITDA may not be less than 1.45 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	8.02
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	71.07%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 12%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility. In addition to the ratios set forth herein, there are several other ratios under the 2013 Revolving Facility with which the Company must comply, all of which are described in the Company’s Current Report on Form 8-K dated April 18, 2013.

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)
The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income excluding gains and losses on sales of operating properties (computed in accordance with GAAP), plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. In 2011, NAREIT reiterated its established guidance that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.
We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. FFO is a commonly used measure of operating performance and profitability among REITs, and we use FFO and FFO per diluted share and OP Unit as supplemental non-GAAP measures to compare our performance for different periods to that of our industry peers.
FFO does not include gains and losses on sales of operating real estate assets which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.
We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three and nine months ended September 30, 2013 and 2012 to show the effect of the provision for executive separation expense, gain on hedge ineffectiveness and accelerated amortization of deferred financing costs, which had a significant effect on our results of operations, but is not, in our opinion, indicative of our operating performance.
We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of its operating performance, such as provision for executive separation expense.
Net Operating Income (NOI)
NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus operating expenses (determined in accordance with GAAP), plus our share of revenue and operating expenses of our partnership investments, and includes real estate revenue and operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.
NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains on sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses.
Same Store NOI
Same store NOI is calculated using retail properties owned for the full periods presented and exclude properties acquired or disposed of or reclassified as held for sale during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as Adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.